                                                                    EXHIBIT 10.2





                CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

                             STONEMOR PARTNERS L.P.

                                      INDEX

Article I Definitions; Schedules; Recordation.....................................................................7

   1.1      Definitions...........................................................................................7
   1.2      Schedules............................................................................................12
   1.3      Recordation of Evidence of Ownership of Assets.......................................................14

Article II Concurrent Transactions...............................................................................14

   2.1      Contribution and Conveyance by CFSI LLC to the OLP of the Aggregate Cemetery LLC Interests,
            the Association Notes and the NJ NQ Sub Stock........................................................14
   2.2      Contribution and Conveyance by CFSI LLC to the GP of the CFSI LLC Partial OLP Interest...............15
   2.3      Contribution and Conveyance by the GP to the MLP of the CFSI LLC Partial OLP Interest................15
   2.4      Contribution and Conveyance by CFSI LLC to the MLP of the CFSI LLC Remaining OLP Interests...........15
   2.5      Public Cash Contribution.............................................................................16
   2.6      MLP Receipt of Cash Contribution.....................................................................16
   2.7      Contribution of Cash by the MLP to the OLP...........................................................16
   2.8      Borrowing by Distribution NQ Subs and Payment of Sub Notes...........................................16
   2.9      Distribution of Sub Note Payment Proceeds to the OLP by the Parent Cemetery LLCs.....................16
   2.10     Payment of Debt Offering Costs and CFSI LLC Indebtedness from the Net Debt Proceeds and the
            Sub Note Payment Proceeds and the Sub Note Payment Proceeds..........................................16
   2.11     Specific Conveyances.................................................................................16

Article III Assumption of Certain Liabilities....................................................................17

   3.1      Assumption of Aggregate Cemetery LLC Interests Liabilities by the OLP................................17
   3.2      Assumption of the CFSI LLC Other Indebtedness by the OLP.............................................17
   3.3      Assumption of the CFSI LLC OLP Partial Interest Liabilities by the GP................................17
   3.4      Assumption of the CFSI LLC Partial OLP Interest Liabilities by the MLP...............................18
   3.5      Assumption of the CFSI LLC Remaining OLP Interests Liabilities by the MLP............................18
   3.6      General Provisions Relating to Assumption of Liabilities.............................................18

Article IV Further Assurances....................................................................................19

   4.1      Further Assurances...................................................................................19
   4.2      Other Assurances.....................................................................................19

Article V Power of Attorney......................................................................................19

   5.1      Contributing Parties.................................................................................19

Article VI Miscellaneous.........................................................................................20

   6.1      Order of Completion of Transactions..................................................................20
   6.2      Consents; Restriction on Assignment..................................................................20
   6.3      Costs................................................................................................21
   6.4      Headings; References; Interpretation.................................................................21
   6.5      Successors and Assigns...............................................................................22

   6.6      No Third Party Rights................................................................................22
   6.7      Counterparts.........................................................................................22
   6.8      Governing Law........................................................................................22
   6.9      Severability.........................................................................................22
   6.10     Bill of Sale; Assignment.............................................................................22
   6.11     Amendment or Modification............................................................................22
   6.12     Integration..........................................................................................22

                CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

         THIS CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated as of __________, 2004, is entered into by and among StoneMor Partners L.P., a Delaware limited partnership (the "MLP"); StoneMor GP LLC, a Delaware limited liability company (the "GP"); CFSI LLC, a Delaware limited liability company ("CFSI LLC") and formerly known as Cornerstone Family Services, Inc., a Delaware corporation ("CFSI"); and StoneMor Operating LLC, a Delaware limited liability company (the "OLP"). The foregoing shall be referred to individually as a "Party" and collectively as the "Parties."

                                    RECITALS

     WHEREAS, the Shareholder and GP have formed the MLP pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware Limited Partnership Act"), for the purpose of acquiring, owning and operating certain cemeteries and certain related assets of CFSI, its subsidiaries and certain of its affiliates;

     WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof:

     A.   Formation of the MLP Entities:

     1. The Shareholder, the principal common shareholder of CFSI, has formed the GP under the terms of the Delaware Limited Liability Company Act (the "Delaware LLC Act"), and contributed $100 in exchange for all of the membership interests in the GP. [Step A1]

     2. The GP and the Shareholder have formed the MLP, under the terms of the Delaware Limited Partnership Act, to which the GP contributed $20.00 and the Shareholder contributed $980.00 in exchange for a 2% general partner interest and a 98% limited partner interest, respectively, in the MLP. [Step A2]

     3. CFSI formed the OLP under the terms of the Delaware LLC Act and contributed $1,000.00 in exchange for all of the membership interests in the OLP. [Step A3]

     4. The Shareholder sold to CFSI all of the membership interests in the GP owned by the Shareholder (being 100% of the membership interests) and all of the limited partner interests in the MLP owned by the Shareholder (being 100% of the limited partner interests) for $100 and $980, respectively. [Step A4]

     B.   Formation of Asset Entities:

     1. CFSI formed each of the respective corporations listed on Schedule B1 under the laws of Maryland and Virginia (each a "New Parent"), to each of which CFSI contributed $1,000 in exchange for all of the capital stock of each such corporation. [Step B1]

     2. CFSI formed each of the corporations listed on Schedule B2 under the respective laws of the jurisdictions listed on such schedule (each an "NQ Sub"), to each of which CFSI contributed $200 in exchange for all of the capital stock of each such corporation. Each NQ Sub was formed to hold title to certain NQ Assets, as hereinafter defined, owned by a first or second tier subsidiary of CFSI directly owning a cemetery (each a "Cemetery Sub") in any State other than Pennsylvania. [Step B2]

     3. Each NQ Sub formed under the laws of Connecticut, Maryland, New Jersey, Ohio, Rhode Island and West Virginia formed a limited liability company, all of which are listed on Schedule B3, under the respective laws of the jurisdictions listed on such schedule (each a "Cemetery LLC and collectively, the "Cemetery LLCs"), to which each of the respective NQ Subs contributed $100 in exchange for all of the membership interests in the respective Cemetery LLCs. Each Cemetery LLC was formed to hold title to certain QI Assets, as hereinafter defined. [Step B3]

     4. (a) Each Cemetery Sub formed under the laws of Pennsylvania (collectively, the "PA Cemetery Subs") formed a limited liability company under the laws of Pennsylvania (each a "PA Cemetery LLC"), all of which limited liability companies are listed on Schedule B4(a), to which it contributed $100 in exchange for all of the membership interests in the respective PA Cemetery Subs; and (b) each PA Cemetery LLC formed a limited liability company under the laws of Pennsylvania (each an "NQ LLC"), all of which limited liability companies are listed on Schedule B4(b), to which each of the respective PA Cemetery LLCs contributed $100 in exchange for all of the membership interests in the respective NQ LLCs. Each NQ LLC was formed to hold title to certain NQ Assets. [Step B4]

     C.   Reorganization of Pennsylvania Subsidiaries of CFSI:

     1. CFSI contributed to Laurelwood Holding Company, a Pennsylvania corporation ("Laurelwood"), the following: (a) the capital stock of all of the [17 other] PA Cemetery Subs; (b) the dividend notes listed on Schedule C1(b); (c) the capital stock of Willowbrook Management Corporation; and (d) the receivables listed on Schedule C1(d). [Step C1]

     2. Each PA Cemetery Sub (20 Pennsylvania corporations including all PA Cemetery Subs and Bedford County Memorial Park, Inc., Woodlawn Memorial Gardens, Inc. and Mount Lebanon Cemetery Company, each a second tier subsidiary of CFSI) merged into its respective Cemetery LLC as shown on Schedule C2 (collectively, the "Second Tier Mergers"). [Step C2]

     3. Each PA Cemetery LLC conveyed its NQ Assets, including the capital stock of Eloise B. Kyper Funeral Home, Inc., to its respective Pennsylvania NQ LLC. [Step C3]

     4. (a) [ ], the PA Cemetery LLC that survived the merger with CMS West Inc., distributed to Laurelwood its interest in [ ], [ ] and [ ], three PA Cemetery LLCs, that resulted from the Second Tier Mergers, together with the ownership interests in two nonprofit entities, The Coraopolis Cemetery Company and Woodlawn Memorial Park Association; and (b) each PA Cemetery LLC then owned by Laurelwood (collectively, the "Laurelwood LLCs") distributed to Laurelwood all of its interest in its respective NQ LLC formed under the laws of the State of Pennsylvania, as shown on Schedule C4(b). [Step C4]

     5. Laurelwood distributed to CFSI all of the membership interests owned by it in all of the Laurelwood LLCs (i.e. 20 PA Cemetery LLCs). [Step C5]

     6. CFSI recapitalized the capital stock of Laurelwood into common stock and tracking stock and contributed all of such tracking stock to the respective PA Cemetery LLCs, and the number of shares of such tracking stock and the respective PA Cemetery LLCs to which such tracking stock was contributed are listed on Schedule C6. [Step C6]

     D.   Reorganization of Delaware Subsidiaries of CFSI:

     1. CFSI contributed to [ ], the NQ Sub formed under the laws of the State of Delaware (the "DE NQ Sub"), all of the capital stock and membership interests owned by it in the four Delaware corporate subsidiaries and the two Delaware limited liability companies, respectively, listed on Schedule D1, together with the receivables listed on such schedule. [Step D1]

     2. Henlopen Memorial Park, Inc. ("Henlopen") filed a certificate of conversion under Section 266 of the Delaware Corporation Act (the "Delaware Corporation Act") and converted from a Delaware corporation to a Delaware limited liability company named [ ] (the "DE Cemetery LLC"). [Step D2]

     3. The DE Cemetery LLC distributed to the DE NQ Sub all of the NQ Assets owned by it. [Step D3]

     4. The DE NQ Sub distributed to CFSI all of the membership interests in the DE Cemetery LLC owned by it (being [ % of the membership interests in the DE Cemetery LLC]). [Step D4]

     5. CFSI contributed to the DE Cemetery LLC all of the capital stock of the DE NQ Sub (being [ %] of the capital stock of the DE NQ Sub). [Step D5]

     E.   Reorganization of Maryland Subsidiaries of CFSI:

     1. CFSI contributed to each of the NQ Subs formed under the laws of the State of Maryland (collectively, the "MD NQ Subs") all of the capital stock of the nine Cemetery Subs formed under the laws of the State of Maryland (collectively, the "MD Cemetery Subs" and individually, an "MD Cemetery Sub") together with the receivables listed on Schedule E1. [Step E1]

     2. Each MD Cemetery Sub merged into its respective Cemetery LLC formed under the laws of the State of Maryland (collectively, the "MD Cemetery LLCs" and individually, an "MD Cemetery LLC"), as described on Schedule E2. [Step E2]

     3. Each MD Cemetery LLC distributed all of its NQ Assets to its respective parent MD NQ Sub, including the capital stock of Cedar Hill Funeral Home, Inc. [Step E3]

     4. Each of the MD NQ Subs distributed to CFSI all of its membership interests in its respective MD Cemetery LLC, as described on Schedule E4. [Step E4]

     5. CFSI contributed to each of the respective MD Cemetery LLCs all of the capital stock owned by CFSI in each of the respective MD NQ Subs, as shown on Schedule E5. [Step E5].

     F.   Reorganization of New Jersey Subsidiaries of CFSI:

     1. CFSI contributed to the NQ Sub formed under the laws of the State of New Jersey (the "NJ NQ Sub") all of the capital stock of Arlington Development Company and Legacy Estates, Inc. along with certain receivables, all as listed on Schedule FI. [Step F1]

     G.   Reorganization of Virginia Subsidiaries of CFSI:

     1. CFSI contributed to each of the respective NQ Subs formed under the laws of the State of Virginia (collectively, the "VA NQ Subs" and individually, a "VA NQ Sub") all of the capital stock of the 20 Cemetery Subs formed under the laws of the State of Virginia (collectively, the "VA Cemetery Subs") (which did not include PMSI, Inc.) owned by CFSI along with certain receivables, all as listed on Schedule G1. [Step G1]

     2. All such 20 VA Cemetery Subs and Southern Memorial Sales, Inc. ("Southern") and Kiris, Inc. ("Kiris") converted into limited liability companies under the laws of the State of Virginia (collectively, the "VA Cemetery LLCs"), which VA Cemetery LLCs are listed on Schedule G2. [Step G2]

     3. Each VA Cemetery LLC distributed its NQ Assets to its respective parent VA NQ Sub or, in the case of Southern and Kiris, to PMSI, Inc. [Step G3]

     4. Each VA NQ Sub and PMSI, Inc. distributed to CFSI all of their membership interests in their respective VA Cemetery LLCs, as set forth on Schedule G4. [Step G4]

     5. CFSI contributed all of the capital stock of each VA NQ Sub and PMSI, Inc. to their respective VA Cemetery LLCs, as set forth on Schedule G5. [Step G5]

     H. Reorganization of Alabama, Georgia, Ohio, Rhode Island, Tennessee and West Virginia Subsidiaries of CFSI:

     1. (a) CFSI contributed to the NQ Subs formed under the respective laws of the States of Alabama, Georgia, Ohio, Rhode Island, Tennessee and West Virginia (i) all of the capital stock owned by CFSI of each of the Cemetery Subs formed under the respective laws of the States of Alabama, Georgia, Ohio, Rhode Island, Tennessee and West Virginia (collectively, the "Multi-State Cemetery Subs"), and (ii) certain receivables; and (b) CFSI contributed to the NQ Sub formed under the laws of West Virginia all of the capital stock owned by CFSI in Osiris Telemarketing Corporation and Osiris Management Inc., all as listed on Schedule H1. [Step H1]

     2. Each of the Multi-State Cemetery Subs converted or merged into a limited liability company (collectively, the "Multi-State Cemetery LLCs") under the laws of its respective jurisdiction, as listed on Schedule H2. [Step H2]

     3. Each of the Multi-State Cemetery LLCs distributed its NQ Assets to its parent NQ Sub (collectively, the "Multi-State NQ Subs"), as listed on Schedule H3. [Step H3]

     4. Each of the Multi-State NQ Subs distributed to CFSI all of the membership interests owned by it in the respective Multi-State Cemetery LLCs, as listed on Schedule H4. [Step H4]

     5. CFSI contributed to each Multi-State Cemetery LLC all of the capital stock owned by CFSI in each Multi-State NQ Sub, as listed on Schedule H5. [Step H5]

     I.   NQ Sub Distributions and Conversion of CFSI:

     1. Certain NQ Subs (the "Distribution NQ Subs") distributed promissory notes (each a "Sub Note" and collectively, the "Sub Notes") to, and payable to, their respective parent Cemetery LLCs (each a "Parent Cemetery LLC" and collectively, the "Parent Cemetery LLCs"), the Sub Notes, the Distribution NQ Subs and their respective Parent Cemetery LLCs all being listed on Schedule I1. [Step I1]

     2. CFSI filed a certificate of conversion under Section 266 of the Delaware Corporation Act and converted from a Delaware corporation to a Delaware limited liability company named CFSI LLC, with the outstanding common stock of CFSI being converted into common membership interests in CFSI LLC and the outstanding preferred stock of CFSI being converted to preferred membership interests in CFSI LLC (collectively, the "Preferred Interest"). [Step I2]

     WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following shall occur:

     J.   Closing of the Offering:

     1. CFSI LLC shall convey to the OLP (a) all of the membership interests in each of the Aggregate Cemetery LLCs, as hereinafter defined, as listed on Schedule J1(a),

          (b) the Association Notes, as hereinafter defined, and (c) all of the capital stock of the NJ NQ Sub, all of such matters being contributed as a capital contribution to the OLP subject to the CFSI LLC Secured Indebtedness, as hereinafter defined, and in exchange for the assumption by the OLP of the CFSI LLC Other Indebtedness, as hereinafter defined. [Step J1]

     2. CFSI LLC shall contribute to the GP a membership interest in the OLP (the "OLP Interest") equal to [ ] percent ( %) of the membership interests in the OLP and having a value of 2/49% of the expected equity value of the MLP attributable to the aggregate number of Common Units, as hereinafter defined, to be outstanding after the initial public offering of the Common Units (the "Offering"). [Step J2]

     3. (a) The GP shall convey the OLP Interest to the MLP in exchange for a continuation of the GP's two percent (2%) general partner interest in the MLP and the Incentive Distribution Rights, as hereinafter defined. [Step J3]

          (b) CFSI LLC shall contribute to the MLP the remaining membership interests in the OLP equal to [ ] percent ( %) of the membership interests in the OLP in exchange for (i) ____________ Subordinated Units, as hereinafter defined, representing subordinated limited partner interests with a [ ] percent (___%) profits interest in the MLP, and (ii) ______________ Common Units representing common limited partner interests with a [ ] percent (___%) profits interest in the MLP. [Step J3]

          (c) The public, through the underwriters (the "Underwriters") of the Offering, shall contribute [$77,000,000] (the "Offering Proceeds") to the MLP([$71,600,000] net of the Underwriters' spread of [7%] (the "Spread") in exchange for [ ] Common Units with a [___%] profits interest in the MLP. [Step J3]

     4. The MLP shall pay all costs and expenses (the "Offering Costs") in connection with the Offering, other than the Spread, expected to be [$ ] and shall contribute the balance of the Offering Proceeds [$ ] to the OLP as an additional capital contribution. [Step J4]

     5. The OLP shall use the funds contributed to it by the MLP to repay a portion of the CFSI LLC Indebtedness. [Step J5]

     6. Each of the Distribution NQ Subs shall borrow funds equal to the amount due under its respective Sub Note and use such borrowed funds to pay to its Parent Cemetery LLC all of the amounts due under the Sub Note held by its Parent Cemetery LLC (the "Sub Note Amount"). [Step J6]

     7. Each Parent Cemetery LLC shall distribute to the OLP all of the proceeds ("Sub Note Payment Proceeds") received by it from its Distribution NQ Sub to pay the respective Sub Note Amount. [Step J6]

     8. The OLP shall issue [$80,000,000] in aggregate principal amount of its ____% Senior Secured Notes, due ________, 20___ (the "Senior Notes") and the following shall occur: (a) the OLP will pay the discounts, commissions and offering expenses incurred by the OLP in connection with the offer and sale of the Senior Notes (the "Debt Offering Costs"), and (b) the OLP shall pay all of the remaining CFSI LLC Indebtedness from the cash remaining from the sale of the Senior Notes (the "Net Debt Proceeds") and from the Sub Note Payment Proceeds. [Step J7]

     K.   Post-Closing Matters:

     1. Upon receipt of applicable regulatory approvals, all of the respective MD Cemetery LLCs will contribute to the MD New Parent, as hereinafter defined, all of the capital stock owned by such MD Cemetery LLCs in the respective MD NQ Subs in exchange for tracking stock, and the MD NQ Subs will merge into the respective MD Cemetery LLCs, as set forth on Schedule K1. [Step E6]

     2. Upon receipt of applicable regulatory approvals, all of the respective VA Cemetery LLCs will contribute to the VA New Parent, as hereinafter defined, all of the capital stock owned by such VA Cemetery LLCs in the respective VA NQ Subs in exchange for tracking stock, and the VA NQ Subs will merge into the respective VA Cemetery LLCs, as set forth on Schedule K2. [Step G6]

     L.   Other Matters:

     1. The agreements of limited partnership of each of the following will be amended and restated to the extent necessary to reflect the applicable matters set forth above and in Article II and Article III of this
          Agreement:

          (a)  the MLP; and

          (b)  the OLP.

     2. The limited liability company agreements of each of the following will be amended to the extent necessary to reflect the applicable matters set forth above and in Article II and Article III in this Agreement:

          (a)  the GP; and

          (b)  the Aggregate Cemetery LLCs.

     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:


                                   ARTICLE I
                       DEFINITIONS; SCHEDULES; RECORDATION


     1.1  Definitions

     . The following capitalized terms have the meanings given below.

     "Acts" shall mean collectively each of the applicable laws under which the conversions and mergers referred to in this Agreement have occurred.

     "Agreement" means this Contribution, Conveyance and Assumption Agreement.

     "Aggregate Cemetery LLCs" means all of the Cemetery LLCs.

     "Aggregate Cemetery LLC Interests" has the meaning assigned to such term in
Section 2.3 of this Agreement.

     "Aggregate Cemetery LLC Interests Liabilities" means all of the obligations under the applicable regulations relating to the Aggregate Cemetery LLC Interests.

     "Association Notes" has the meaning assigned to such term in Section 2.1 of this Agreement.

     "Beneficial Owner" has the meaning assigned to such term in Section 6.2 of this Agreement.

     "Cemetery LLC" or "Cemetery LLCs" has the meanings assigned to such terms in Item B3 of this Agreement.

     "Cemetery Sub" has the meaning assigned to such term in Item B2 of this Agreement.

     "CFSI" has the meaning assigned to such term in the first paragraph of this Agreement.

     "CFSI LLC" has the meaning assigned to such term in the first paragraph of this Agreement.

     "CFSI LLC Indebtedness" has the meaning assigned to such term in Section
2.1 of this Agreement.

     "CFSI LLC Partial OLP Interest" has the meaning assigned to such term in
Section 2.2 of this Agreement.

     "CFSI LLC Partial OLP Interest Liabilities" means all of the obligations under the applicable regulations relating to the CFSI LLC Partial OLP Interest.

     "CFSI LLC Other Indebtedness" has the meaning assigned to such term in
Section 2.1 of this Agreement.

     "CFSI Remaining OLP Interests" has the meaning assigned to such term in
Section 2.4 of this Agreement.

     "CFSI Remaining OLP Interests Liabilities" means all of the obligations under the applicable regulations relating to the CFSI LLC Remaining OLP Interests.

     "CFSI LLC Secured Indebtedness" has the meaning assigned to such term in
Section 2.1 of this Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Common Units" has the meaning assigned to such term in the Partnership Agreement.

     "Contributing Party" has the meaning assigned to such term in Section 5.1 of this Agreement.

     "Debt Offering Costs" has the meaning assigned to such term in Item J8 of this Agreement.

     "DE Cemetery LLC" has the meaning assigned to such term in Item D2 of this Agreement.

     "Delaware Corporation Act" has the meaning assigned to such term in Item D2 of this Agreement.

     "Delaware LLC Act" has the meaning assigned to such term in Item A1 of the Recitals of this Agreement.

     "Delaware Limited Partnership Act" has the meaning assigned to such term in the initial Recital to this Agreement.

     "DE NQ Sub" has the meaning assigned to such term in Item D1.

     "Distribution NQ Subs" has the meaning assigned to such term in Item I1.

     "Effective Date" means _________________, 2004.

     "Effective Time" means 12:01 a.m. Eastern Standard Time on the Effective Date.

     "GP" has the meaning assigned to such term in the first paragraph of this Agreement.

     "Henlopen" has the meaning assigned to such term in Item D2 of this Agreement.

     "Incentive Distribution Rights" has the meaning assigned to such term in the Partnership Agreement.

     "Kiris" has the meaning assigned to such term in Item G2 of this Agreement.

     "Laurelwood" has the meaning assigned to such term in Item C1 of this Agreement.

     "Laurelwood LLCs" has the meaning assigned to such term in Item C4 of this Agreement.

     "MD Cemetery LLC" and "MD Cemetery LLCs" have the meanings assigned to such term in Item E2 of this Agreement.

     "MD Cemetery Sub" and MD Cemetery Subs" have the meanings assigned to such terms in Item E1 of this Agreement.

     "MD New Parent" means the New Parent formed under the laws of the State of Maryland.

     "MD NQ Subs" has the meaning assigned to such term in Item E1 of this Agreement.

     "MLP" has the meaning assigned to such term in the first paragraph of this Agreement.

     "Multi-State Cemetery LLCs" has the meaning assigned to such term in Item H2 of this Agreement.

     "Multi-State Cemetery Subs" has the meaning assigned to such term in Item H1 of this Agreement.

     "Multi-State NQ Subs" has the meaning assigned to such term in Item H3 of this Agreement.

     "Net Debt Proceeds" has the meaning assigned to such term in Item J8 of this Agreement.

     "New Parent" has the meaning assigned to such term in Item B1 of this Agreement.

     "NJ NQ Sub" has the meaning assigned to such term in Item F1 of this Agreement.

     "NJ NQ Sub Stock" has the meaning assigned to such term in Section 2.1 of this Agreement.

     "NQ Assets" means assets that generate income that is not Qualifying Income, as hereinafter defined.

     "NQ LLC" has the meaning assigned to such term in Item B4 of this Agreement.

     "NQ Sub" has the meaning assigned to such term in Item B2 of this Agreement.

     "Offering" shall have the meaning assigned to such term in Item J2 of this Agreement.

     "Offering Costs" has the meaning assigned to such term in Item J4 of this Agreement.

     "Offering Proceeds" has the meaning assigned to such term in Item J3.

     "OLP" has the meaning assigned to such term in the first paragraph of this Agreement.

     "OLP Interest" has the meaning assigned to such term in Item J2 of this Agreement.

     "Omnibus Agreement" means the Omnibus Agreement dated of even date herewith, by and among ___________________________________.

     "PA Cemetery LLC" has the meaning assigned to such term in Item B4 of this Agreement.

     "PA Cemetery Subs" has the meaning assigned to such term in Item B4 of this Agreement.

     "Parent Cemetery LLC" and "Parent Cemetery LLCs" have the meanings assigned to such terms in Item I1 of this Agreement.

     "Partnership Agreement" means the Agreement of Limited Partnership of the MLP, as it may be amended and restated from time to time.

     "Party and Parties" have the meanings assigned to such terms in the first paragraph of this Agreement.

     "Preferred Interest" has the meaning assigned to such term in Item I2 of this Agreement.

     "Qualifying Income" has the meaning assigned to such term in Section 7704(d) of the Code.

     "QI Assets" means assets that generate Qualifying Income.

     "Receiving Party" has the meaning assigned to such term in Section 5.1 of this Agreement.

     "Restriction" has the meaning assigned to such term in Section 6.2 of this Agreement.

     "Restriction Matter" has the meaning assigned to such term in Section 6.2 of this Agreement.

     "Registration Statement" means the registration statement on Form S-1 filed by the MLP relating to the Offering.

     "Second Tier Mergers" has the meaning assigned to such term in Item C2 of this Agreement.

     "Senior Notes" has the meaning assigned to such term in Item J8 of this Agreement.

     "Shareholder" has the meaning assigned to such term in the first paragraph of this Agreement.

     "Southern" has the meaning assigned to such term in Item G2 of this Agreement.

     "Specific Conveyances" has the meaning assigned to such term in Section
2.11 of this Agreement.

     "Spread" has the meaning assigned to such term in Item J3 of this Agreement.

     "Sub Note" and "Sub Notes" have the meanings assigned to such terms in Item I1 of this Agreement.

     "Sub Note Amount" has the meaning assigned to such term in Item J6 of this Agreement.

     "Sub Note Payment Proceeds" has the meaning assigned to such term in Item J6 of this Agreement.

     "Subordinated Units" has the meaning assigned to such term in the Partnership Agreement.

     "Underwriters" has the meaning assigned to such term in Item J3 of this Agreement.

     "VA Cemetery LLCs" has the meaning assigned to such term in Item G2 of this Agreement.

     "VA Cemetery Subs" has the meaning assigned to such term in Item G1 of this Agreement.

     "VA New Parent" means the New Parent formed under the laws of the State of Virginia.

     "VA NQ Sub" and "VA NQ Subs" have the meaning assigned to such terms in Item G1 of this Agreement.

     1.2  Schedules

          .    The following schedules are attached hereto:

               (a) Schedule B1 - List of Virginia and Maryland New Parent Corporations

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

               (b) Schedule B2 - List of corporate Cemetery Subs (in states other than Pennsylvania

               (c) Schedule B3 - List of Connecticut, Maryland, New Jersey, Ohio, Rhode Island and West Virginia Cemetery LLCs

               (d)  Schedule B4(a) - List of Pennsylvania Cemetery LLCs

               (e)  Schedule B4(b) - List of Pennsylvania NQ LLCs

               (f) Schedule C1(b) - List of Dividend Notes Contributed to Laurelwood Holding Campany

               (g) Schedule C1(d) - List of Receivables Contributed to Laurelwood Holding Company (including a receivable from Mt. Airy Cemetery, Inc.)

               (h) Schedule C2 - List of each PA Cemetery Sub and Its Respective Cemetery LLC

               (i) Schedule C4(b) - List of Distributions by Each PA Cemetery LLC to Laurelwood of Its Interest in Each Pennsylvania NQ LLC

               (j) Schedule C6 - List of the Number of Shares of Laurelwood Tracking Stock and the Respective PA Cemetery LLCs

               (k) Schedule D1 - List of CFSI Stock and Membership Interests in Delaware Corporations and Delaware Limited Liability Companies Together with Certain Receivables

               (l) Schedule E1 - List of CFSI Stock in MD Cemetery Subs Together with Certain Receivables.

               (m) Schedule E2 - List of Mergers of MD Cemetery Subs into MD Cemetery LLCs.

               (n) Schedule E4 - Distribution to CFSI of Membership Interests in MD Cemetery LLCs by MD NQ Subs

               (o) Schedule E5 - Contribution to MD Cemetery LLCs of Stock Owned by CFSI in the MD NQ Subs

               (p) Schedule F1 - Contribution to New Jersey NQ Sub [ ] by CFSI of Stock Owned by CFSI in the Arlington Development Company and Legacy Estates, Inc. Along with Certain Receivables

               (q) Schedule G1 - Contribution to VA NQ Subs by CFSI of Stock Owned by CFSI in the VA Cemetery Subs (Other than PMSI, Inc.) Along with Certain Receivables.

               (r) Schedule G2 - List of 20 VA Cemetery Subs, Southern Memorial Sales, Inc. and Kiris, Inc. Converted into VA Cemetery LLCs

               (s) Schedule G4 - List of Membership Interests in VA Cemetery LLCs Distributed by Each VA NQ Sub and PMSI, Inc. to CFSI

               (t) Schedule G5 - List of Stock of CFSI in Each VA NQ Sub and PMSI, Inc. Contributed to the VA Cemetery LLCs

               (u) Schedule H1 - List of Stock and Receivables Contributed by CFSI to Each Alabama, Georgia, Ohio, Rhode Island, Tennessee and West VA NQ Subs

               (v) Schedule H2 - List of the Conversions of Each of the Multi-State Cemetery Subs into a Limited Liability Company

               (w) Schedule H3 - List of Multi-State Cemetery LLCs that Distributed NQ Assets to Multi-State NQ Subs

               (x) Schedule H4 - List of Multi-State NQ Subs that Distributed to CFSI All of the Membership Interests in the Multi-State Cemetery LLCs

               (y) Schedule H5 - List of Stock in Each Multi-State NQ Sub Contributed by CFSI to Each Multi-State Cemetery LLC

               (z) Schedule I1 - List of Certain NQ Subs and Their Respective Parent Cemetery LLCs and the Sub Notes

               (aa) Schedule J1(a) - List of Membership Interests in Each of the
                    Aggregate Cemetery LLCs

               (bb) Schedule K1 - List of Mergers of MD NQ Subs with MD Cemetery
                    LLCs

               (cc) Schedule K2 - List of Mergers of VA NQ Subs with VA Cemetery
                    LLCs

               (dd) Schedule 2.1 - List of CFSI LLC Secured Indebtedness

               (ee) Schedule 2.1(b) - List of Association Notes

               (ff) Schedule 2.1(a) - List of Aggregate Cemetery LLC Interests


     1.3 Recordation of Evidence of Ownership of Assets

     . In connection with the conversions and mergers under the applicable Acts that are referred to in the recitals to this Agreement, the Parties acknowledge that certain jurisdictions in which the assets of the applicable parties to such conversions and mergers are located may require that documents be recorded by the entities resulting from such conversions and mergers in order to evidence title to assets in such entities. All such documents shall evidence such new ownership and are not intended to modify, and shall not modify, any of the terms, covenants and conditions herein set forth.


                                   ARTICLE II
                             CONCURRENT TRANSACTIONS

     2.1 Contribution and Conveyance by CFSI LLC to the OLP of the Aggregate Cemetery LLC Interests, the Association Notes and the NJ NQ Sub Stock

     . CFSI LLC hereby grants, contributes, transfers, assigns and conveys to the OLP, its successors and assigns, for its and their own use forever, as an additional contribution, all right, title and interest of CFSI LLC in and to (a) all of the membership interests in the Aggregate Cemetery LLCs described on
Schedule 2.1(a) (the "Aggregate Cemetery LLC Interests"), (b) the promissory notes listed on Schedule 2.1(b) (the "Association Notes") without recourse to CFSI LLC with respect to the Association Notes, and (c) all of the capital stock of the NJ NQ Sub (the "NJ NQ Sub Stock"), and the OLP hereby accepts the Aggregate Cemetery LLC Interests, the Association Notes and the NJ NQ Sub Stock, all as an additional contribution to the capital of the OLP, subject to the secured indebtedness of CFSI LLC listed on Schedule 2.1 (the "CFSI LLC Secured Indebtedness") and in exchange for the assumption by the OLP of all other indebtedness of CFSI LLC (the "CFSI LLC Other Indebtedness" and together with the CFSI Secured Indebtedness, the "CFSI LLC Indebtedness").

     TO HAVE AND TO HOLD the Aggregate Cemetery LLC Interests, the Association Notes and the NJ NQ Sub Stock unto the OLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement. [Step J1]

     2.2 Contribution and Conveyance by CFSI LLC to the GP of the CFSI LLC Partial OLP Interest

     . CFSI LLC hereby grants, contributes, transfers, assigns and conveys to the GP, its successors and assigns, for its and their own use forever, all right, title and interest of CFSI LLC in and to a ____% membership interest in the OLP (the "CFSI LLC Partial OLP Interest"), with CFSI LLC retaining a ____% membership interest in the OLP, and the GP hereby accepts the CFSI LLC OLP Interest, as an additional contribution to the capital of the GP.

     TO HAVE AND TO HOLD the CFSI LLC Partial OLP Interest unto the GP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement. [Step J2]

     2.3 Contribution and Conveyance by the GP to the MLP of the CFSI LLC Partial OLP Interest

     . The GP hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, for its and their own use forever, all right, title and interest of the GP in and to the CFSI LLC Partial OLP Interest, and the MLP hereby accepts the CFSI LLC Partial OLP Interest, as an additional contribution to the capital of the MLP and in exchange for the continuation of the GP's 2% general partner interest in the MLP and the Incentive Distribution Rights.

     TO HAVE AND TO HOLD the CFSI LLC Partial OLP Interest unto the MLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement. [Step J3]

     2.4 Contribution and Conveyance by CFSI LLC to the MLP of the CFSI LLC Remaining OLP Interests

     . CFSI LLC hereby grants, contributes, transfers, assigns and conveys to the MLP, its successors and assigns, for its and their own use forever, all right, title and interest of CFSI LLC in and to all of the remaining membership interests in the OLP, being ___% of the membership interests in and to the OLP (the "CFSI Remaining OLP Interests"), and the MLP hereby accepts the CFSI Remaining OLP Interests as an additional contribution to the capital of the MLP in exchange for (a) [ ] Subordinated Units, representing subordinated limited partner interests with a [ %] profits interest in the MLP and (b) [ ] Common Units representing common limited partner interests with a [ %] profits interest in the MLP.

     TO HAVE AND TO HOLD the CFSI Remaining OLP Interests unto the MLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement. [Step J3]

     2.5 Public Cash Contribution

     . The Parties acknowledge a gross cash contribution of [$ ] from the public to the MLP in connection with the Offering in exchange for [ ] Common Units, representing limited partner interests with a [ %] profits interest in the MLP. [Step J3]

     2.6 MLP Receipt of Cash Contribution

     . The MLP acknowledges receipt of [$ ] in cash obtained from the Offering (net of the Spread) as a capital contribution to the MLP, and the Parties acknowledge that the MLP has used all of such capital contribution (a) to pay the Offering Costs that are due and payable or that have been previously paid and (b) to make an additional capital contribution to the OLP as described in
Section 2.7. [Steps J3 & J4]

     2.7 Contribution of Cash by the MLP to the OLP

     . The OLP acknowledges the additional contribution by the MLP to the OLP and the receipt by the OLP of [$ ].

     The above contribution has been made to pay a portion of the CFSI LLC Indebtedness. Each of the Parties acknowledges that [$ ] of the CFSI LLC Indebtedness has been paid by the OLP. [Step J5]

     2.8 Borrowing by Distribution NQ Subs and Payment of Sub Notes

     . The Parties acknowledge that each Distribution NQ Sub has borrowed an amount equal to the amount due under its respective Sub Note, and that each Distribution NQ Sub has paid to its Parent Cemetery LLC the outstanding Sub Note Amount due under the respective Sub Note. [Step J6]

     2.9 Distribution of Sub Note Payment Proceeds to the OLP by the Parent Cemetery LLCs

     . The Parties acknowledge that each Parent Cemetery LLC has distributed to the OLP all Sub Note Payment Proceeds received from its Distribution NQ Sub in payment of the outstanding Sub Note Amount due under the respective Sub Note. [Step J6]

     2.10 Payment of Debt Offering Costs and CFSI LLC Indebtedness from the Net Debt Proceeds and the Sub Note Payment Proceeds and the Sub Note Payment Proceeds

     . The Parties acknowledge that the OLP has sold [$80,000,000] in aggregate principal amount of its ___% Senior Secured Notes due [ , 2011] and, with the proceeds thereof together with the Sub Note Payment Proceeds received from each Parent Cemetery LLC, has paid all of the Debt Offering Costs and all of the remaining outstanding CFSI LLC Indebtedness, which was equal to [$ ]. [Step J7]

     2.11 Specific Conveyances

     . To further evidence the sales and contributions of the matters reflected in this Agreement, each Party making such contribution may have executed and delivered to the Party receiving such contribution certain conveyance, assignment and bill of sale instruments (the "Specific Conveyances"). The Specific Conveyances shall evidence and perfect such sale and contribution made by this Agreement and shall not constitute a second conveyance of any assets or interests therein and shall be subject to the terms of this Agreement.

                                  ARTICLE III
                        ASSUMPTION OF CERTAIN LIABILITIES

     3.1 Assumption of Aggregate Cemetery LLC Interests Liabilities by the OLP

     . In connection with the contribution by CFSI LLC of the Aggregate Cemetery LLC Interests to the OLP, as set forth in Section 2.1, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Aggregate Cemetery LLC Interests Liabilities, to the full extent that CFSI LLC has been heretofore or would have been in the future obligated to pay, perform and discharge the Aggregate Cemetery LLC Interests Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Aggregate Cemetery LLC Interests Liabilities shall not (a) increase the obligation of the OLP with respect to the Aggregate Cemetery LLC Interests Liabilities beyond that of CFSI LLC, (b) waive any valid defense that was available to CFSI LLC with respect to the Aggregate Cemetery LLC Interests Liabilities or (c) enlarge any rights or remedies of any third party under any of the Aggregate Cemetery LLC Interests Liabilities. [Step J1]

     3.2 Assumption of the CFSI LLC Other Indebtedness by the OLP

     . In connection with the contribution by CFSI LLC of the Aggregate Cemetery LLC Interests, the Association Notes and the NJ NQ Sub Stock to the OLP, as set forth in Section 2.1, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the CFSI LLC Other Indebtedness, to the full extent that CFSI LLC has been heretofore or would have been in the future obligated to pay, perform and discharge the CFSI LLC Other Indebtedness were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the CFSI LLC Other Indebtedness shall not (a) increase the obligation of the OLP with respect to the CFSI LLC Other Indebtedness beyond that of CFSI LLC, (b) waive any valid defense that was available to CFSI LLC with respect to the CFSI LLC Other Indebtedness or (c) enlarge any rights or remedies of any third party under any of the CFSI LLC Other Indebtedness. [Step J1]

     3.3 Assumption of the CFSI LLC OLP Partial Interest Liabilities by the GP

     . In connection with the contribution by CFSI LLC of the CFSI LLC Partial OLP Interest to the GP, as set forth in Section 2.2, the GP hereby assumes and agrees to duly and timely pay, perform and discharge all of the CFSI LLC Partial OLP Interest Liabilities, to the full extent that CFSI LLC has been heretofore or would have been in the future obligated to pay, perform and discharge the CFSI LLC Partial OLP Interest Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the CFSI LLC Partial OLP Interest Liabilities shall not (a) increase the obligation of the GP with respect to the CFSI LLC Partial OLP Interest Liabilities beyond that of CFSI LLC, (b) waive any valid defense that was available to CFSI LLC with respect to the CFSI LLC OLP Partial Interest Liabilities or (c) enlarge any rights or remedies of any third party under any of the CFSI LLC OLP Partial Interest Liabilities. [Step J2]

     3.4 Assumption of the CFSI LLC Partial OLP Interest Liabilities by the MLP

     . In connection with the contribution by the GP of the CFSI LLC Partial OLP Interest to the MLP, as set forth in Section 2.3, the MLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the CFSI LLC Partial OLP Interest Liabilities, to the full extent that the GP has been heretofore or would have been in the future obligated to pay, perform and discharge the CFSI LLC Partial OLP Interest Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the CFSI LLC Partial OLP Interest Liabilities shall not (a) increase the obligation of the MLP with respect to the CFSI LLC Partial OLP Interest Liabilities beyond that of the GP, (b) waive any valid defense that was available to the GP with respect to the CFSI LLC Partial OLP Interest Liabilities or (c) enlarge any rights or remedies of any third party under any of the CFSI LLC Partial OLP Interest Liabilities. [Step J3]

     3.5 Assumption of the CFSI LLC Remaining OLP Interests Liabilities by the
MLP

     . In connection with the contribution by the CFSI of the CFSI LLC Remaining OLP Interests to the MLP, as set forth in Section 2.4, the MLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the CFSI LLC Remaining OLP Interests Liabilities, to the full extent that CFSI has been heretofore or would have been in the future obligated to pay, perform and discharge the CFSI LLC Remaining OLP Interests Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the CFSI LLC Remaining OLP Interests Liabilities shall not (a) increase the obligation of the MLP with respect to the CFSI LLC Remaining OLP Interests Liabilities beyond that of CFSI LLC, (b) waive any valid defense that was available to CFSI LLC with respect to the CFSI LLC Remaining OLP Interests Liabilities or (c) enlarge any rights or remedies of any third party under any of the CFSI LLC Remaining OLP Interests Liabilities. [Step J3]

     3.6 General Provisions Relating to Assumption of Liabilities

     . Notwithstanding anything to the contrary contained in this Agreement including, without limitation, the terms and provisions of this Article III, none of the Parties shall be deemed to have assumed, and none of the matters sold, transferred or contributed pursuant to Article II have been or are being sold, transferred or contributed subject to, (a) any liens or security interests securing consensual indebtedness covering any of such matters, except to the extent set forth on a schedule to this Agreement, and all such liens and security interests shall be deemed to be excluded from the assumptions of liabilities made under this Article III or (b) any of the liabilities covered by the indemnities set forth in the Omnibus Agreement to the extent such liabilities are covered by such indemnities, and all such liabilities shall be deemed to be excluded from the assumptions of liabilities made under this Article III to the extent that such liabilities are covered by such indemnities.

                                   ARTICLE IV
                               FURTHER ASSURANCES

     4.1 Further Assurances

     . From time to time after the date hereof, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, and (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

     4.2 Other Assurances

     . From time to time after the date hereof, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, the Parties acknowledge that the Parties have used their good faith efforts to attempt to identify all of the assets being contributed to the MLP or its subsidiaries as required in connection with the Offering. However, it is possible that assets intended to be contributed to the MLP or its subsidiaries were not identified and therefore are not included in the assets contributed to the MLP or its subsidiaries. It is the express intent of the Parties that the MLP or its subsidiaries own all assets necessary to operate the assets that are identified in this Agreement and in the Registration Statement. To the extent any assets were not identified but are necessary to the operation of assets that were identified, then the intent of the Parties is that all such unidentified assets are intended to be conveyed to the appropriate Party. To the extent such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate Party. Likewise, to the extent that assets are identified at a later date that were not intended by the Parties to be conveyed as reflected in the Registration Statement, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate Party.


                                   ARTICLE V
                                POWER OF ATTORNEY

     5.1 Contributing Parties

     . Each of the Parties that has made a transfer or contribution as reflected by this Agreement (each a "Contributing Party") hereby constitutes and appoints the party to whom assets were transferred or contributed and its successors and assigns (the "Receiving Party"), its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of the applicable Contributing Party and its successors and assigns, and for the benefit of the applicable Receiving Party and its successors and assigns, to demand and receive from time to time the applicable assets contributed and any income therefrom and to execute in the name of the applicable Contributing Party and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of the applicable Contributing Party for the benefit of the applicable Receiving Party as may be appropriate, any and all proceedings at law, in equity or otherwise which the applicable Receiving Party and its successors and assigns, may deem proper in order to (a) collect, assert or enforce any claims, rights or titles of any kind in and to the applicable assets, (b) defend and compromise any and all actions, suits or proceedings in respect of any of the applicable assets, and (c) do any and all such acts and things in furtherance of this Agreement as the applicable Receiving Party or its successors or assigns shall deem advisable. Each Contributing Party hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of any Contributing Party or its successors or assigns or by operation of law.


                                   ARTICLE VI
                                  MISCELLANEOUS

     6.1 Order of Completion of Transactions

     . The transactions provided for in Article II (except as otherwise noted) and Article III of this Agreement shall be completed on the Effective Date in the following order:

     First, the transactions provided for in Article II shall be completed in the order set forth therein; and

     Second, the transactions provided for in Article III shall be completed in the order set forth therein.

     6.2 Consents; Restriction on Assignment

     . If there are prohibitions against or conditions to the contribution and conveyance of one or more of the matters conveyed in this Agreement without the prior written consent of third parties, including, without limitation, governmental agencies (other than consents of a ministerial nature which are normally granted in the ordinary course of business), which if not satisfied would result in a breach of such prohibitions or conditions or would give an outside party the right to terminate rights of the Party to whom the applicable matters were intended to be conveyed (the "Beneficial Owner") with respect to such portion of such matters (herein called a "Restriction"), then any provision contained in this Agreement to the contrary notwithstanding, the transfer of title to or interest in each such portion of such matters (herein called the "Restriction Matter") pursuant to this Agreement shall not become effective unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable law and any applicable contractual provisions, the assignment of the Restriction Matter subject thereto shall become effective automatically as of the Effective Time, without further action on the part of any Party. Each of the applicable Parties that were involved with the conveyance of a Restriction Matter agree to use their reasonable best efforts to obtain on a timely basis satisfaction of any Restriction applicable to any Restriction Matter conveyed by or acquired by any of them. The description of any portion of such matters as a "Restriction Matter" shall not be construed as an admission that any Restriction exists with respect to the transfer of such portion of such matters. In the event that any Restriction Matter exists, the applicable Party agrees to continue to hold such Restriction Matter in trust for the exclusive benefit of the applicable Party to whom such Restriction Matter was intended to be conveyed and to otherwise use its reasonable best efforts to provide such other Party with the benefits thereof, and the party holding such Restriction Matter will enter into other agreements, or take such other action as it may deem necessary, in order to ensure that the applicable Party to whom such Restriction Matter was intended to be conveyed has the assets and concomitant rights necessary to enable the applicable Party to operate such Restriction Matter in all material respects as it was operated prior to the Effective Time.

     6.3 Costs

     . The OLP shall pay all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, and conveyance taxes and fees required in connection therewith. In addition, the OLP shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys' fees) incurred in connection with the satisfaction or waiver of any Restriction pursuant to Section 6.2.

     6.4 Headings; References; Interpretation

     . All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all Schedules attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, and Schedules shall, unless the context requires a different construction, be deemed to be references to the Articles, Sections and Schedules of this Agreement, respectively, and all such Schedules attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

     6.5 Successors and Assigns

     . The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

     6.6 No Third Party Rights

     . The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

     6.7 Counterparts

     . This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the Parties.

     6.8 Governing Law

     . This Agreement shall be governed by, and construed in accordance with, the laws of the State of [Pennsylvania] applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction shall apply.

     6.9 Severability

     . If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

     6.10 Bill of Sale; Assignment

     . To the extent required and permitted by applicable law, this Agreement shall also constitute a "bill of sale" or "assignment" of the matters transferred or conveyed as set forth in this Agreement.

     6.11 Amendment or Modification

     . This Agreement may be amended or modified from time to time only by the written agreement of all the Parties hereto and affected thereby.

     6.12 Integration

     . This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to its subject matter. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date of this Agreement.



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

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first above written.


                   CFSI LLC, a Delaware limited liability company


                   By: ________________________________________________

                   Name: ______________________________________________

                   Title: _____________________________________________


                                         "CFSI LLC"


                   STONEMOR PARTNERS, L.P., a Delaware limited partnership


                   By: Stonemor GP, LLC, a Delaware limited liability company, its general partner


                   By: ________________________________________________

                   Name: ______________________________________________

                   Title: _____________________________________________


                                              "MLP"


                   STONEMOR GP LLC, a Delaware limited liability company


                   By: ________________________________________________

                   Name: ______________________________________________

                   Title: _____________________________________________


                                              "GP"


                   STONEMOR OPERATING LLC, a Delaware limited liability company


                   By: ________________________________________________

                   Name: ______________________________________________

                   Title: _____________________________________________


                                              "OLP"









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